INVESTOR PRESENTATION 4TH QUARTER 2021

2 WORKING TOGETHER BUILDING SUCCESS TABLE OF CONTENTS PAGE 4 PROFILE, INVESTMENT RATIONALE, CULTURE AND STRATEGY PAGE 11 CREDIT, CAPITAL & LIQUIDITY PAGE 24 Q4 & FY 2021 FINANCIAL INSIGHTS PAGE 39 Q4 & FY 2021 APPENDIX

WORKING TOGETHER BUILDING SUCCESS 3 Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Form 10-K”) filed with the Securities and Exchange Comission (the “SEC”), and earnings release for the fourth quarter and full year ended December 31, 2021 (“the Fourth Quarter Earnings Release”), included in Peoples’ current report on Form 8-K furnished to the SEC on January 25, 2022, each of which is available on the SEC’s website (www.sec.gov) or at Peoples’ website (www.peoplesbancorp.com). Peoples expects to file it’s annual report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”) with the SEC on or about March 7, 2022. As required by U.S. generally accepted accounting principals, Peoples is required to evaluate the impact of subsequent events through the issuance date of its December 31, 2021 consolidated financial statements as of and for the fiscal year ended December 31, 2021 as part of its 2021 Form 10-K. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and to revise its financial information from that which is contained in this presentation. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in 2020 Form 10-K under the section, “Risk Factors” in Part I, Item 1A and in the Fourth Quarter Earnings Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. SAFE HARBOR STATEMENT

WORKING TOGETHER BUILDING SUCCESS PROFILE, INVESTMENT RATIONALE, CULTURE AND STRATEGY 4

WORKING TOGETHER BUILDING SUCCESS PEBO GEOGRAPHIC PROFILE 5WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO WV VAKY OH MD DC OHIO WARREN COUNTY 49 CARLISLE 50 FRANKLIN 51 HAMILTON TOWNSHIP 52 LEBANON 53 MASON 54 SPRINGBORO 55 WAYNESVILLE HAMILTON COUNTY 56 MADEIRA 57 MONTGOMERY 58 CINCINNATI LPO EAST 59 CINCINNATI LPO WEST CLERMONT COUNTY 60 BATAVIA 61 MILFORD 62 MILFORD LPO 63 WILLIAMSBURG BROWN COUNTY 64 SARDINIA 65 GEORGETOWN OH 66 MOUNT ORAB 67 RIPLEY OH MAIN ST FAIRFIELD COUNTY 25 BALTIMORE 26 LANCASTER 27 LANCASTER - FAIR AVE ATHENS COUNTY 28 ATHENS - COURT STREET 29 ATHENS - MALL 30 NELSONVILLE MEIGS COUNTY 31 POMEROY 32 POMEROY DRIVE-THRU LAWRENCE COUNTY 34 PROCTORVILLE 35 IRONTON JACKSON COUNTY 36 JACKSON 37 WELLSTON SCIOTO COUNTY 38 PORTSMOUTH 39 PORTSMOUTH NORTH 40 SCIOTOVILLE 41 WHEELERSBURG PIKE COUNTY 42 WAVERLY GALIA COUNTY 33 GALLOPOLIS CLINTON COUNTY 44 BLANCHESTER 45 NEW VIENNA 46 SABINA 47 WILMINGTON MAIN 48 WILMINGTON PLAZA HIGHLAND COUNTY 43 HILLSBORO CUYAHOGA COUNTY 22 NEWARK 23 HEATH FRANKLIN COUNTY 24 WORTHINGTON WASHINGTON COUNTY 1 MARIETTA MAIN 2 FRONTIER 3 SECOND STREET 4 RENO 5 LOWEL 6 BELPRE SUMMIT COUNTY 16 NORTON 17 AKRON LPO 18 AKRON MAIN 19 CUYAHOGA FALLS 20 MUNROE FALLS GUERNSEY COUNTY 10 CAMBGIRDGE - WHEELING AVE 11 CAMBRIDGE - SIXTH STREET 12 BYESVILLE COSHOCTON COUNTY 13 COSHOCTON KNOX COUNTY 14 MOUNT VERNON STARK COUNTY 15 NORTH CANTON CUYAHOGA COUNTY 21 BEACHWOOD MORGAN COUNTY 8 MCONNESVILLE MUSKINGAM COUNTY 9 ZANESVILLE NOBLE COUNTY 7 CALDWELL GREENUP COUNTY 78 GREENUP 79 RUSSELL BOYD COUNTY 80 ASHLAND 81 SUMMIT MASON COUNTY 73 MAYSVILLE LEWIS COUNTY 74 VANCEBURG MAIN 75 VANCEBURG AA HWY 76 GARRISON 77 TOLLESBORO KENTON COUNTY 69 FORT WRIGHT CAMPBELL COUNTY 70 COLD SPRING BRACKEN COUNTY 71 BROOKSVILLE ROBERTSON COUNTY 72 MOUNT OLIVET BOONE COUNTY 68 FLORENCE UPSHUR COUNTY 115 BUCKHANNON BARBOUR COUNTY 116 PHILIPPI HARRISON COUNTY 117 BRIDGEPORT MARION COUNTY 118 FAIRMONT LPO CLAY COUNTY 123 CLAY KANAWAHA COUNTY 124 CHARLESTON 125 CHARLESTON PENN AVE ROANE COUNTY 126 SPENCER DRIVE THRU 127 SPENCER MAIN BRAXTON COUNTY 119 SUTTON 120 GASSAWAY 121 BURNSVILLE 122 FLATWOODS GREENBRIER COUNTY 111 WHITE SULPHUR SPRINGS 112 NORTH LEWISBURG 113 DOWNTOWN LEWISBURG 114 RONCEVERTE WOOD COUNTY 96 VIENNA 97 EMERSON 98 DIVISION 99 PETTYVILLE 100 MINERAL WELLS TYLER COUNTY 95 SISTERSVILLE JACKSON COUNTY 101 RAVENSWOOD 102 RIPLEY WV MILLER DR MASON COUNTY 103 POINT PLEASANT CABELL COUNTY 104 HUNTINGTON WEST 105 HUNTINGTON EAST 106 HUNTINGTON LPO LINCOLN COUNTY 107 WEST HAMLIN LOGAN COUNTY 108 LOGAN BOONE COUNTY 109 MADISON RALEIGH COUNTY 110 BECKLEY LPO WETZEL COUNTY 94 NEW MARTINSVILLE PIKE COUNTY 83 PIKEVILLE 84 PIKEVILLE - INSURANCE FLOYD COUNTY 85 MARTIN 86 PRESTONSBURG 87 NORTH SIDE JOHNSON COUNTY 88 PAINTSVILLE MAGOFFIN COUNTY 89 SALYERSVILLE MARTIN COUNTY 82 INEZ BREATHITT COUNTY 90 JACKSON KY MAIN 91 JACKSON KY HIGHWAY 15 SCOTT COUNTY 92 GEORGETOWN KY HENRY COUNTY 93 EMINENCE KENTUCKY WEST VIRGINIA 131 K STREET 132 DUPONT CIRCLE 133 CONNETICUT AVENUE DC MONTGOMERY COUNTY 134 CHEVY CHASE MARYLAND 128 COVINGTON 129 RICHMOND 130 HAMPTON VIRGINIA COLUMBUS CLEVELAND CINCINNATI LEXINGTON LOUISVILLE RICHMOND CHARLESTON BALTIMORE MARIETTA HUNTINGTON PEOPLES BANK GEOGRAPHIC FOOTPRINT COUNTIES WHERE PEBO HAS OVER $100 MILLION OF DEPOSITS AND IS NOT IN TOP 3 MARKET SHARE* COUNTIES WHERE PEBO HAS TOP 3 MARKET SHARE* PEBO FOOTPRINT PEBO SNAPSHOT AS OF DECEMBER 31, 2021 Loans: $4.5 billion Assets: $7.1 billion Deposits: $5.9 billion Market Cap: $900.2 million Assets Under Admin/Mgmt: $3.2 billion * According to FDIC annual summary of deposits as of June 2021.

NASDAQ: PEBO 6 INVESTMENT RATIONALE UNIQUE COMMUNITY BANKING MODEL • Strongest deposit market share positions in more rural markets where we can affect pricing. Top 3 market share in 32 counties across three states. • Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Cincinnati, Cleveland, Columbus, Washington D.C., and Richmond) • Greater revenue diversity than average $1 -$10 billion bank with a fee income ratio of 29%* • Strong community reputation and active involvement • Nationwide insurance premium financing and equipment leasing businesses STRONG, DIVERSE SOURCES OF FEE INCOME • 20th largest bank-owned insurance agency, with expertise in commercial, personal, life and health • Wealth management – $3.2 billion in assets under administration and management, including brokerage, trust and retirement planning CAPACITY TO GROW OUR FRANCHISE • Strong capital, earnings growth and operating performance to support M&A strategy • Proven integration capabilities and scalable infrastructure COMMITTED TO DISCIPLINED EXECUTION AND GENERATING POSITIVE OPERATING LEVERAGE • Strong, integrated enterprise risk management process • Focused on business line performance and contribution, operating efficiency and credit quality • Disciplined credit practice as indicated by portfolio construction and portfolio data ATTRACTIVE DIVIDEND OPPORTUNITY • Targeting 40% to 50% payout ratio under normal operating environment • Dividend paid increased from $0.15 per share for Q1 2016 to $0.36 in the most recent quarter • Consistently evaluate dividend and adjust accordingly – annualized dividend yield at January 21, 2022 was 4.43% *Non-interest income, excluding gains and loses, as a percent of total revenue

CORPORATE CULTURE 7WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO OUR VISION Our vision is to be the BEST COMMUNITY BANK IN AMERICA ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) MATTERS Peoples is committed to conducting its business in a manner that aligns with the core values represented by the Promise Circle. This includes how we approach Enviromental, Social and Governance (“ESG”) matters. Whether it is instituting a $15 minimum wage for our associates, creating a culture of coaching each other for continuous improvement, donating over $1 million to charities serving our communities in 2020, or leading the way with making Paycheck Protection Program (“PPP”) loans to help small businesses during COVID-19, our actions are guided by these core values. We believe that this is key to the sustainability of our business and the long-term success of Peoples. More about our ESG practices can be found on our website at: peoplesbancorp.com/about-us/about-peoples PROMISE CIRCLE Peoples’ core values are represented by our Promise Circle, which represents how we do business and our never-ending pursuit of creating value for our clients, our associates, our communities and our shareholders. OUR VALUES

STRATEGIC ROAD MAP NASDAQ: PEBO 8 • Embrace Risk Management • Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance • Do Things Right the First Time • Raise Your Hand • Discover the Root Cause • Excel at Change Management • Delight the Client • Deliver Expert Advice and Solutions • Provide a Consistent Client Experience • Lead Meaningful Client Reviews • Evolve the Mobile Experience • Do What You Say You Will Do • Acquire, Grow and Retain Clients • Earn Client Referrals • Understand Client Needs and Concerns • Live the Sales and Service Processes • Value Our Skills & Expertise • Operate Efficiently • Execute Thoughtful Mergers and Acquisitions • Hire for Values • Strive for Excellence • Invest in Each Other • Promote a Culture of Learning • Coach in Every Direction • Recognize & Reward Performance • Balance Work and Life • Cultivate Diversity • Spread Goodness RESPONSIBLE RISK MANAGEMENT EXTRAORDINARY CLIENT EXPERIENCE PROFITABLE REVENUE GROWTH FIRST CLASS WORKPLACE • Clients’ First Choice for Banking, Investing and Insurance • Great Place to Work • Meaningful Impact on Our Communities • Commitment to Superior Shareholder Returns BEST COMMUNITY BANK IN AMERICA

2021 EXTERNAL RECOGNITION NASDAQ: PEBO 9WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO Peoples Bank has won TOP workplace recognition in Cleveland for three straight years DOING WELL BY DOING GOOD 2021 AWARD Peoples Bank was one of only 16 banks nationally to make Forbes list of Best-In-State Banks in 2 or more states. PIKE COUNTY, KY MID-OHIO VALLEY BOYD & LAWRENCE COUNTY, KY FOR FISCAL YEAR ENDING DECEMBER 31, 2021 JOHNSON COUNTY, KY FLOYD COUNTY, KY IN TERMS OF SBA 7(a) APPROVED DOLLARS PEOPLES BANK RANKED TOP 15% NATIONALLY TOP 5 in OHIO TOP 10 in WV FLOYD COUNTY, KY WASHINGTON COUNTY, OHMEIGS COUNTY, OH FLOYD COUNTY, KY

NASDAQ: PEBO THE CHANGES THAT THE PANDEMIC HAS HAD ON OUR INDUSTRY HAVE BEEN WIDESPREAD AND SWEEPING. CLIENTS • COVID-19 changed the way we provide our products and services, which is now more digital • Redesigned lobbies to enable social distancing • Highest PPP loan production in phase 1 for all banks in OH, KY & WV* • Peak of COVID-19 related loan payment deferrals of $528 million at the end of June 2020 ASSOCIATES • Created assistance programs for associates including paying for unexpected childcare and/or elder care • Made donation of $100,000 to our employee assistance program • Associates at the level of Assistant Vice President and below received $500 stock awards in 2020 and 2021 COMMUNITIES • Peoples Bank Foundation made the most annual donations since its inception with almost $750,000 in 2020 and $600,000 in 2021. One of 3 initial corporate sponsors (Kroger, Bose) of Joe Burrow Hunger Relief Fund • Associates donated an additional $233,050 to local food banks and pantries as of December 31, 2021. This donation, totaled with company donations and matching programs, raised over $600,000 which provided over 4 million meals. * As a percentage of total loan balances through April 16, 2020 $233,050 AMOUNT RAISED BY ASSOCIATE DONATIONS TO LOCAL FOOD BANKS DURING PANDEMIC OUR RESPONSE TO COVID-19 N SDAQ: PEBO 10

WORKING TOGETHER BUILDING SUCCESS CREDIT, CAPITAL & LIQUIDITY 11

NASDAQ: PEBO 12 CREDIT RISK MANAGEMENT PROCESS LOANS & LEASES* PORTFOLIO COMPOSITION • Robust concentration management process focused on portfolio risk diversification • Relationship based lending • Commercial Real Estate (CRE) and Commercial & Industrial (C&I) are balanced with Consumer • CRE financing generally for "A" tier developers only • CRE is 167% of risk based capital at 12/31/2021 • Very limited out of market lending • Growing consumer portfolios organically and through acquisitions • $7 billion bank with $30 million guideline for maximum loan exposure per relationship POLICY / UNDERWRITING STANDARDS • Experienced, independent commercial and consumer underwriters • Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis, and industry research • Risk appropriate CRE policy standards that vary by asset class • Established limits on policy exceptions; volume and trends monitored monthly • Use of government guarantee programs when appropriate • Abbreviated approval process for loan exposures < $1.0 million • Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter) MANAGEMENT & MONITORING • Clear segregation of duties between sales & credit functions • Signature approval process with Credit Administration representation • Centralized risk rating, borrowing base monitoring, covenant tracking and testing • Consistent documentation and loan funding process centrally managed by Credit Administration with second review • Experienced workout team dedicated to proactive rehabilitation or exit • Construction loan monitoring and funding process independently managed by Credit Administration staff OVERSIGHT • Board approval required for loan relationships > $30 million • External loan review by large accounting and advisory firm • Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million • Quarterly review of Systemically Important Relationships (SIRs) • Monthly Loan Quality Committee meetings *Also referred to throughout this document as “total loans” and “loans held for investment”

NASDAQ: PEBO ASSET QUALITY 13WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 0% 0.13% 0.25% 0.38% 20212020201920182017 Charge Offs Annualized Percentage of Net Charge-Offs to Average Loans Annualized 90% 95% 100% 12-31-2112-31-2012-31-1912-31-1812-31-17 Percentage of Loans considered Current Percentage of Loans Considered “Current” OUR DELINQUENCY AND NET CHARGE-OFF TRENDS HAVE REMAINED STABLE FOR FIVE YEARS. 98.6% 0.15% 0.15% 0.04% 0.05% 0.13% 0.13% 99.1% 98.8%98.5%98.5% Increase in 2021 charge-offs was driven by a $0.5 million charge-off of one commercial and industrial loan relationship and leasing charge-offs (higher charge-off business than our core franchise)

NASDAQ: PEBO 14 ASSET QUALITY 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% Q4-21 Q3-21 Q2-21Q1-21Q4-20Q3-20Q2-20Q1-20Q4-19Q3-19Q2-19Q1-19Q4-18Q3-18Q2-18Q1-18Q4-17 Asset Quality - NPAs/Assets NPAS AS A PERCENTAGE OF TOTAL ASSETS HAVE CONSISTENTLY BEEN SUPERIOR TO MIDWEST BANKS WITH $1 TO $10 BILLION IN TOTAL ASSETS. The accounting for purchased credit deteriorated loans under ASU 2016-13 resulted in the movement of $3.9 million of loans from the 90+ days past due and accruing category to the nonaccrual category on January 1, 2020. As of December 31, 2019, these loans were presented as 90+ days past due and accruing, although they were not accruing interest income, because they were accreting income from the discount that was recognized due to acquisition accounting. The change in NPA’s for the quarter ended September 30, 2021 was a result of $11.1M of OREO property acquired from Premier Financial Bancorp, Inc. Source: S&P Global Market Intelligence. Nonperforming assets include loans 90+ days past due and accruing, renegotiated loans, nonaccrual loans, and other real estate owned. PEBO$1 TO $10 BILLION MIDWEST BANKS N PA S / A SS ET S 0.49% 0.48% 0.46% 0.46% 0.49% 0.45% 0.48%0.47% 0.50% 0.60% 0.54% 0.50% 0.68% 0.51% 0.75% 0.68% 0.53%

NASDAQ: PEBO ASSET QUALITY 15WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO NPAS AT 12/31/21 Q4 WERE PRIMARILY COMPOSED OF WELL-COLLATERALIZED COMMERCIAL REAL ESTATE AND RESIDENTIAL REAL ESTATE LOANS. INCREASE DURING Q3 2021 WAS MAINLY DUE TO ACQUIRED LOANS.* C&IRESIDENTIALCRE HELOC CONSUMER $ M IL LI O N S $0 $10 $20 $30 $40 $50 $60 Q4-21Q3-21Q2-21Q1-21Q4-20Q3-20Q2-20Q1-20201920182017 NPA Composition * The accounting for purchased credit deteriorated loans under ASU 2016-13 resulted in the movement of $3.9 million of loans from the 90+ days past due and accruing category to the nonaccrual category on January 1, 2020. As of December 31, 2019, these loans were presented as 90+ days past due and accruing, although they were not accruing interest income, because they were accreting income from the discount that was recognized due to acquisition accounting. The change in NPA’s for the quarter ended September 30, 2021 was a result of $11.1M of OREO property acquired from Premier Financial Bancorp, Inc.

NASDAQ: PEBO 16 ASSET QUALITY Asset Quality 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Q4-21Q3-21Q2-21Q1-21Q4-20Q3-20Q2-20Q1-20FY-19FY-18FY-17 CLASSIFIED AND CRITICIZED LOANS AS A PERCENTAGE OF TIER 1 CAPITAL ARE WELL MANAGED. INCREASE IN Q3 DUE TO ACQUISITION OF PREMIER FINANCIAL BANCORP, INC. *In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful. CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL * CRITICIZED LOANS / TIER 1 CAPITAL + ALLL * 25.61% 28.10% 10.78% 13.14% 21.22% 14.49% 19.58% 14.82% 22.42% 14.15% 26.54% 16.37% 27.09% 15.52% 16.17% 24.74% 15.70% 25.83% • Exposure levels also compare favorably to peer institution concentration levels. 35.72% 29.11% 15.99% 21.69% As of December 31, 2021, criticized loans included $132.8M, and classified loans included $100.9M, from Premier Financial Bancorp, Inc.

NASDAQ: PEBO CRE CONCENTRATION ANALYSIS 17WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO • Exposure levels also compare favorably to peer institution concentration levels. CRE EXPOSURE IS WELL BELOW SUPERVISORY CRITERIA ESTABLISHED TO IDENTIFY INSTITUTIONS WITH HEIGHTENED CRE CONCENTRATION RISK. PEER BANK SUBS – CRE LOANS / RISK-BASED CAPITAL Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 9/30/21. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). The Proxy Peer Group is used above for comparative purposes. Note: For the following peers, 9/30/21. data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: SMMF, FMNB. 300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE. UNIV. $1- $10 B AVERAGE: 219%

NASDAQ: PEBO 18 CRE CONCENTRATION ANALYSIS Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 9/30/21. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD). The Proxy Peer Group is used above for comparative purposes. Note: For the following peers, 9/30/21 data was not required to be reported for banks less than $3.0 billion, so the data above represents the most recent that is available for these peers: SMMF, FMNB. 100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTION, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE. PEBO IS MEANINGFULLY BELOW THE AVERAGE FOR $1-10 BILLION BANKS PEER BANK SUBS – CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL UNIV. $1- $10 B AVERAGE: 41%

NASDAQ: PEBO LOAN COMPOSITION 19 NASDAQ: PEBO TOTAL LOAN PORTFOLIO* = $4.5 BILLION, WHICH INCLUDES $87 MILLION OF PPP LOANS Data as of December 31, 2021. *Excludes deposit overdrafts. **Total CRE includes commercial real estate and construction loans, and exposure includes commitments. ***Top ten categories in terms of loan size are shown (remaining categories in other) LOAN COMPOSITION REFLECTS HEALTHY RISK DIVERSITY. COMMERCIAL REAL ESTATE (CRE) 34% RESIDENTIAL REAL ESTATE 17% COMMERCIAL & INDUSTRIAL 18% CONSUMER, INDIRECT 12% CONSTRUCTION 5% HOME EQUITY LINES OF CREDIT 4% PREMIUM FINANCE LOANS 3% PPP LOANS 2% CONSUMER, DIRECT 2% LEASES 3% 1 2 3 4 5 6 7 8 9 10 TOTAL CRE PORTFOLIO** = $1.6 BILLION RETAIL 12% OFFICE BUILDINGS 11% LIGHT INDUSTRIAL 8% MIXED USE 7% APARTMENT 6% LODGING 6% ASSISTED LIVING 5% WAREHOUSE 5% EDUCATIONAL SERVICES 3% RESTAURANTS 2% OTHER 35%*** 1 2 3 4 5 6 7 8 9 10 11 FOOD SERVICES 23% AUTO, RV & FLOOR PLAN 12% OWNER OCCUPIED REAL ESTATE 6% TRADE CONTRACTORS 4% CONSTRUCTION OF BUILDINGS 4% MERCHANT WHOLESALERS 4% AMBULATORY HEALTH CARE SERVICES 3% EDUCATIONAL SERVICES 3% WOOD PRODUCT MANUFACTURING 3% SCIENTIFIC & TECHNICAL SERVICES 2% OTHER 36%*** 1 2 3 4 5 6 7 8 9 10 11 PEER BANK SUBS – CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL Loan Composition Commercial Real Estate PortfolioLoan Portfolio (Excluding Deposit Overdrafts) 2 3 1 4 5 7 8 6 9 10 3 2 5 1 67 8 9 10 4 Other Restaurants Educational Warehouse Assisted Living Lodging Apartment Mixed Use Light Industrial Oce Buildings Retail Commercial Real Estate Portfolio 11 TOTAL C&I PORTFOLIO = $0.9 BILLION WHICH INCLUDES PPP LOANS C & I Chart 2 1 3 4567 8 9 10 11

NASDAQ: PEBO 20 RESERVES TO ASSETS Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/2021. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Proxy Peer Group”. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples’ Compensation Committee in analyzing and setting executive compensation for 2021. RESERVES AS A % OF LOANS* R ES ER V ES A S A % O F LO A N S* WELL RESERVED VS PEERS PEBO’s allowance for credit losses as a percentage of total loans was 1.51% as of December 31, 2021 which reflects the impact of the acquisition of Premier Financial Bancorp, Inc. *The allowance for credit losses as a percentage of total loans would increase to 1.54% excluding PPP loans at 12/31/2021.

NASDAQ: PEBO PRUDENT USE OF CAPITAL 21WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO RESERVES AS A % OF LOANS* WELL RESERVED VS PEERS CAPITAL PRIORITIES • Organic growth • Dividends • Acquisition activities • Share repurchases DIVIDENDS • Dividend paid increased from $0.15 per share for Q1 2016 to $0.36 in the most recent quarter • Consistently evaluate dividend and adjust accordingly – annualized dividend yield at January 21, 2022 was 4.43% SHARE REPURCHASES • Prudent repurchase of shares • Repurchased shares in all four quarters of 2020 • $30 million of capacity under existing share repurchase program

NASDAQ: PEBO 22 DEPOSIT FRANCHISE IN A COVID-19 ENVIRONMENT LOW LOAN TO DEPOSIT RATIO PROVIDES LOW COST LIQUIDITY TO FUND FUTURE GROWTH N O T TO S CA LE UNIV. $1- $10 B AVERAGE: 77.6% Source: S&P Global Market Intelligence, as of 12/31/2021. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Proxy Peer Group”. The parent holding companies of these financial institutions did not comprise the peer group of financial institution holding companies used by Peoples’ Compensation Committee in analyzing and setting executive compensation for 2021. PEBO’s loan-to-deposit ratio was 76.40% at December 31, 2021. LOANS / DEPOSITS - PEER GROUP 76.4%

NASDAQ: PEBO COST OF DEPOSITS 23WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO PEBO IS BELOW THE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS AS OF SEPTEMBER 30, 2021. TOTAL DEPOSIT COST (%) N O T TO S CA LE * Includes seven basis points related to cash flow hedges. PEBO’s cost of deposits was 0.21% at September 30, 2021. 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 0.21% UNIV. $1- $10 B AVERAGE: 0.32%

WORKING TOGETHER BUILDING SUCCESS Q4 & FY 2021 FINANCIAL INSIGHTS

WORKING TOGETHER BUILDING SUCCESS 25 NASDAQ: PEBO ACQUISITION OF PREMIER FINANCIAL BANCORP, INC. WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO ACQUISITION EFFECTIVE AS OF SEPTEMBER 17, 2021 • Premier Financial Bancorp, Inc. (Nasdaq: PFBI) was headquartered in Huntington, WV and was the holding company for Citizens Deposit Bank and Trust, Inc. and Premier Bank, Inc. • Operated 46 branches across five states and Washington, D.C. • Proven track record of profitability and capital generation. 2021 HIGHLIGHTS • Peoples acquired approximately $1.1B in loans and $1.8B in deposits. Peoples preliminary recorded $73.8M in goodwill and $4.2M in other intangible assets as a result of the merger. • As a result of the Premier acquisition, Peoples Bank recorded $11.0 million of provision for credit losses to establish the allowance for credit losses for the acquired non-purchased credit deteriorated loans.

ACQUISITION OF NORTH STAR LEASING

NASDAQ: PEBO

ACQUISITION EFFECTIVE MARCH 31, 2021

- Founded in 1979 and headquartered in Burlington, VT, North Star Leasing (NSL) leases a broad range of essential equipment used by small-and medium-sized businesses across the U.S.
- NSL is an integrated originations, underwriting and servicing platform serving over 1,250 active vendors (80% of originations) and brokers (20%).
- Originations have grown 18% annually from 2014 to 2020.

NORTH STAR LEASING[SM]
A DIVISION OF PEOPLES BANK®

2021 HIGHLIGHTS

- Peoples Bank acquired $83.3 million in leases as part of NSL acquisition. As of December 31 2021, leases had grown to $122.5 million.
- Added almost $11 million to lease balances during the fourth quarter.
- Addition of NSL added 21 basis points to the net interest margin during the full year of 2021.

ORIGINATIONS ($000)



$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
$25,806
$35,482
$36,383
$38,706
$49,615
$68,914
$69,674
$110,780
2014
2015
2016
2017
2018
2019
2020
YTD 2021

EQUIPMENT TYPE*



Restaurant
19%
Manufacturing
31%
Heavy Equipment
9%
Titled Vocational
6%
Other
32%
Medical
3%

*As of December 31, 2021
"Other" includes all other equipment type categories that total 3% or less.

26

NASDAQ: PEBO ACQUISITION OF VANTAGE FINANCIAL 27WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO PENDING ACQUISITION, TARGETING MARCH, 2022 • Vantage Financial (“Vantage”) is a privately held, small- to mid-ticket, national equipment finance company based in Excelsior, Minnesota. • The company originates leases primarily for mission critical IT equipment across a wide array of industries including education, legal, healthcare, retail, logistics, manufacturing, among others. • The combination of North Star Leasing and Vantage creates a compelling opportunity to take advantage of potential cross-sell and synergies between the two businesses. The combined assets would rank in the top 100 of largest equipment finance companies nationally. 2021 HIGHLIGHTS • $149 million total assets • Strong return profile; 2021 Pretax ROAA and ROAE of 3.4% and 38.5% respectively • 2022 EPS accretion of approximately 3% / $0.08 ORIGINATION ( $ IN MILLIONS ) $0 $20 $40 $60 $80 $100 2021202020192018 2017 2016 $76.6 $70.4 $86.6 $47.5 $38.5 $26.7

NASDAQ: PEBO 28 FINANCIAL EXPECTATIONS 6% TO 8%, EXCLUDING PPP LOANS STABILIZES AS THE ECONOMY POTENTIALLY COMES OUT OF THE PANDEMIC QUARTERLY TOTAL $46 MILLION TO $48 MILLION WITH EXCEPTION FOR FIRST QUARTER TARGET RATIO IN THE HIGH 50’S 3.50% TO 3.60% (DOES NOT INCLUDE ANY ANTICIPATED FEDERAL FUNDS RATE HIKES) 14% TO 16% GROWTH COMPARED TO 2021 LOAN GROWTH FEE-BASED INCOME NON-INTEREST EXPENSE EFFICIENCY RATIO NET INTEREST MARGIN CREDIT COSTS VANTAGE IS EXPECTED TO BE 3% ACCRETIVE TO EARNINGS IN 2022

NASDAQ: PEBO Q4 & FY 2021 HIGHLIGHTS & KEY IMPACTS 29WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO FINANCIAL: • Net interest income increased $12 million, or 28%, compared to the third quarter of 2021 and increased $20.3 million, or 59%, compared to the fourth quarter of 2020. • Net interest margin was 3.39% for the full year of 2021, compared to 3.24% for the full year of 2020. • Total non-interest income, excluding net gains and losses, increased 13%, compared to the third quarter of 2021. Total non interest income, excluding gains and losses, increased $4.9 million, or 8% for the full year of 2021, compared to 2020. • Fee-based income comprised 29% of total revenue for the full year of 2021. • North Star Leasing division had 40% annualized growth in loan balances during the fourth quarter of 2021. • Peoples Premium Finance grew loan balances 19% in 2021 as compared to 2020. • Period-end total loan balances increased $1.1 billion compared to December 31, 2020. • Asset quality metrics remained strong during the fourth quarter and for the full year of 2021. • Loan-to-deposit ratio declined to 76.40% at December 31, 2021. Social media data as of December31, 2021 for proxy peer group (based on Nasdaq symbol): STBA, FCF, GABC, HBNC, FRME, THFF, NWBI, PEBO, CCNE, SRCE, SMMF, CHCO, TMP, PRK, FMNB, LKFN, SYBT, FISI, PFC, CTBI, TSC Peoples Bank is in the top third of peer group for social media followers #2 #3 #6#5 OUT OF PROXY PEER GROUP (21 BANKS)

NASDAQ: PEBO 30 Q4 & FY 2021 HIGHLIGHTS & KEY IMPACTS PEOPLES BANK CONTINUES TO ADD TECHNOLOGY THAT CLIENTS CARE ABOUT • Contactless debit cards • Cardless cash (ability to use ATM via mobile app without debit card) • Card Controls (ability to lock/unlock debit card) • Transaction alerts • Ability to setup PayPal & Apple Pay using debit card • Zelle® - (Send & Receive money) • Mobile check deposit • Personal Financial Management tool (MX) available on online and mobile app • Reset password on mobile app or online • Stand alone Insurance App • Stand alone Retirement App

NASDAQ: PEBO STOCK PERFORMANCE 31WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 0% 10% 20% 30% 40% 50% 60% 70% 80% PEOPLES BANK LAGS OUR PEER GROUP IN TERMS OF 1 YEAR TOTAL ANNUAL RETURN 1-YEAR 3-YEAR 5-YEAR 23% 29% 11% 4% 5% 35% 26% 18% TOTAL ANNUAL RETURN AS OF DECEMBER 31, 2021 7%

NASDAQ: PEBO 32 TOTAL REVENUE $0 $50,000 $100,000 $150,000 $200,000 $250,000 FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Lorem ipsum TOTAL REVENUE OF $242 MILLION FOR FY 2021. $51,070 $52,653 $57,234 $64,892 $47,441 $97,612 $104,865 $113,377 $129,612 $140,838 NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSESNET INTEREST INCOME ($ T H O U SA N D S) Beginning in the second quarter of 2018, Peoples benefited from the acquisition of ASB Financial Corp. Additionally, beginning in the second quarter of 2019, Peoples benefited from the acquisition of First Prestonsburg Bancshares Inc., in the third quarter of 2020, Peoples benefited from the acquisition of Triumph Premium Finance, in the second quarter of 2021, Peoples benefited from the acquisition of North Star Leasing, and in the third quarter of 2021, Peoples benefited from the acquisition of Premier Bancorp Financial, Inc. $64,330 $138,923 $69,254 $172,395

NASDAQ: PEBO INSURANCE & INVESTMENT INCOME COMPOSITION 33 NASDAQ: PEBO 1 FIDUCIARY 49% 2 BROKERAGE 36% 3 EMPLOYEE BENEFITS 15% Insurance and Investment Income Composition Insurance Revenue*Investment Revenue* TOTAL INVESTMENT REVENUE FY 2021 $16.5 MILLION 1 3 2 1 P&C COMMERCIAL LINES 55% 2 P&C PERSONAL LINES 18% 3 PERFORMANCE BASED 14% 4 LIFE & HEALTH 10% 5 OTHER 3% In su ra nc e an d In ve st m en t I nc om e Co m po si tio n In su ra nc e Re ve nu e* In ve st m en t R ev en ue * 1 3 2 4 5 TOTAL INVESTMENT REVENUE INCREASED 20% COMPARED TO 2020. AND TOTAL INSURANCE REVENUE INCREASED 9% COMPARED TO 2020. TOTAL INSURANCE REVENUE FY 2021 $15.3 MILLION WORKING TOGETHER. BUILDING SUCCESS. ®

NASDAQ: PEBO 34 EXPENSE & EFFICIENCY RATIO THE RECENT ESCALATION IN EXPENSES WAS DUE TO ACQUISITIONS, AND AN INCREASE IN FTE’S FOR GROWTH AND TECHNOLOGY INVESTMENTS. CORE NON-INTEREST EXPENSE* Efficiency Ratio Adjusted for Non-Core Items* 55% 57% 59% 61% 63% 65% 67% 69% FY-21FY-20FY-19FY-18FY-17 71% 73% 75% $50000 $64000 $78000 $92000 $106000 $120000 YTD-19**FY-18**FY-17FY-16FY-15FY-14 61.85% 61.32% 61.09% N O T TO S CA LE 61.94% 63.51% EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS* Core Non-Interest Expense* $50,000 $80,000 $110,000 $140,000 $170,000 $200,000 FY-21FY-20FY-19FY-18FY-17 NON-CORE EXPENSES* CORE NON-INTEREST EXPENSES ($ T H O U SA N D S) N O T TO S CA LE *Non-US GAAP financial measure. See Appendix. COVID-19 AND INCREASED NON-INTEREST EXPENSE IMPACTED THE EFFICIENCY RATIO IN 2020 & 2021.

IMPROVEMENT IN KEY METRICS 35WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 0.0% 0.5% 1.0% 1.5% 2.0% YTD-21FY-20FY-19FY-18FY-17FY-16FY-15 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 3% 6% 9% 12% 15% YTD-21FY-20FY-19FY-18FY-17FY-16 $14 $15 $16 $17 $18 $19 $20 $21 YTD-21FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 YTD-21FY-20FY-19FY-18FY-17FY-16 1.25% 1.50% 1.75% 2.00% 2.25% FY-15 Tangible Book Value Per Share FY-15 0.0% 0.5% 1.0% 1.5% 2.0% YTD-21FY-20FY-19FY-18FY-17FY-16FY-15 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 3% 6% 9% 12% 15% YTD-21FY-20FY-19FY-18FY-17FY-16 $14 $15 $16 $17 $18 $19 $20 $21 YTD-21FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 YTD-21FY-20FY-19FY-18FY-17FY-16 1.25% 1.50% 1.75% 2.00% 2.25% FY-15 Tangible Book Value Per Share FY-15 0.0% 0.5% 1.0% 1.5% 2.0% YTD-21FY-20FY-19FY-18FY-17FY-16FY-15 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 3% 6% 9% 12% 15% YTD-21F -20FY-19FY-18FY-17FY-16 $14 $15 $16 $17 $18 $19 $20 $21 YTD-21FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 YTD-21FY-20FY-19FY-18FY-17FY-16 1.25% 1.50% 1.75% 2.00% 2.25% FY-15 Tangible Book Value Per Share -15 WE HAVE MADE STEADY PROGRESS ON THESE METRICS OVER THE RECENT YEARS. THE PROVISION FOR CREDIT LOSSES, INTEREST RATE ENVIRONMENT, AND OTHER ECONOMIC IMPACTS OF COVID-19 SIGNIFICANTLY IMPACTED THESE METRICS IN 2020 AND 2021. 0.97% RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS1 TANGIBLE BOOK VALUE PER HARE1 PPNR ADJUSTED FOR NON-CORE ITEMS1 PPNR TO TOTAL AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS1 RETURN ON AVERAGE TA GIBLE STOCKHOLDERS’ EQUITY ADJUSTED FOR NO -CORE ITEMS1 0.0% 0.5% 1.0% 1.5% 2.0% YTD-21FY-20FY-19FY-18FY-17FY-16FY-15 Improvement In Key Metrics Return on Average Assets Adjusted for Non-Core Items Return on Average Tangible Stockholders’ Equity Adjusted for Non-Core Items 0% 3% 6% 9% 12% 15% YTD-21FY-20FY-19FY-18FY-17FY-16 $14 $15 $16 $17 $18 $19 $20 $21 YTD-21FY-20FY-19FY-18FY-17FY-16FY-15 $10,000 $20,000 $30, $40, $50, $60, $70, $80,000 YTD-21FY-20FY-19FY-18FY-17FY-16 1.25% 1.50% 1.75% 2.00% 2.25% FY-15 Tangible Book Value Per Share FY-15 1.08% 1.32% 1.42% 11.30% 11.40% 15.48% 15.32% $15.89 $17.17 $18.30 $41.6 ($ M IL LI O N S) N O T TO S CA LE N O T TO S CA LE N O T TO S CA LE $20.14 $58.6 $68.4 $50.4 $76.0 1.52% 1.67% 1.77% 1.80% 1.34% 7.32% 0.62% $14.68 $19.99 0.85% 9.75% $73.5 1.55% 1.18% 15.84% $19.39 1.45% $82.1 1 Non-US GAAP financial measure. See Appendix.

$0 $1,000 $2,000 $3,000 $4,000 $5,000 FY-21FY-20FY-19FY-18FY-17FY-16FY-15 Total Loan Growth NASDAQ: PEBO 36 TOTAL LOAN GROWTH ASB ACQUIRED LOANS TOTAL LOANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS FIRST PRESTONSBURG ACQUIRED LOANS TOTAL LOANS* WERE $4.5 BILLION AS OF DECEMBER 31 2021, WHICH INCLUDED $87 MILLION IN PPP LOANS. PREMIUM FINANCE ACQUIRED LOANS TOTAL ACQUIRED LEASES IN 2021, THE INCREASE IN TOTAL LOANS AS A PERCENTAGE OF EARNING ASSETS WAS DUE TO PPP LOANS. TOTAL PPP LOANS PREMIER FINANCIAL BANCORP, INC. ACQUIRED LOANS *Also referred to throughout this document as “total loans” and “loans held for investment”

EARNING ASSET MIX 37WORKING TOGETHER. BUILDING SUCCESS. ® IN 2021, THE INCREASE IN TOTAL LOANS AS A PERCENTAGE OF EARNING ASSETS WAS DUE TO PPP LOANS. TO TA L EA R N IN G A SS ET S (IN $ B IL LI O N S) PER C EN TA G E O F TO TA L EA R N IN G A SSETS Earning Asset Mix $0 $1 $2 $3 $4 $5 $6 $7 FY-21FY-20FY-19FY-18FY-17 20% 30% 40% 50% 60% 70% 80% LOANSINVESTMENTS INVESTMENTS % LOANS % 73% 76% 74% 27% 24% 26% 80% 20% 73% 20% 27% NASDAQ: PEBO

DDAs* NASDAQ: PEBO DEPOSIT GROWTH DEPOSIT BALANCES BENEFITED FROM PPP LOAN PROCEEDS, FISCAL STIMULUS FOR CONSUMERS AND COMMERCIAL CLIENTS, AND THE ACQUISITION OF PREMIER FINANCIAL BANCORP, INC. *DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts. Deposit Growth $0 $1000 $2000 $3000 $4000 $5000 $6000 FY-21FY-20FY-19FY-18FY-17 $2,730 $2,955 $3,291 ($ M IL LI O N S) N O T TO S CA LE BROKERED CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARING DDAs* NON-INTEREST-BEARING DDAs* $3,910 $5,862 38 WORKING TOGETHER BUILDING SUCCESS 48% 43% 40%40%42%

39 WORKING TOGETHER BUILDING SUCCESS Q4 & YTD 2021 APPENDIX 39

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 40 PRE-PROVISION NET REVENUE PRE-PROVISION NET REVENUE (PPNR) HAS BECOME A KEY FINANCIAL MEASURE USED BY FEDERAL BANK REGULATORY AGENCIES WHEN ASSESSING THE CAPITAL ADEQUACY OF FINANCIAL INSTITUTIONS. PPNR IS DEFINED AS NET INTEREST INCOME PLUS TOTAL NON-INTEREST INCOME (EXCLUDING ALL GAINS AND LOSSES) MINUS TOTAL NON-INTEREST EXPENSE AND, THEREFORE, EXCLUDES THE PROVISION FOR LOAN LOSSES AND ALL GAINS AND/OR LOSSES INCLUDED IN EARNINGS. PPNR EXCLUDES INCOME TAX EXPENSE. AS A RESULT, PPNR REPRESENTS THE EARNINGS CAPACITY THAT CAN BE EITHER RETAINED IN ORDER TO BUILD CAPITAL OR USED TO ABSORB UNEXPECTED LOSSES AND PRESERVE EXISTING CAPITAL.

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 41 PRE-PROVISION NET REVENUE ADJUSTED FOR NON-CORE ITEMS PRE-PROVISION NET REVENUE (PPNR) HAS BECOME A KEY FINANCIAL MEASURE USED BY FEDERAL BANK REGULATORY AGENCIES WHEN ASSESSING THE CAPITAL ADEQUACY OF FINANCIAL INSTITUTIONS. PPNR ADJUSTED FOR NON-CORE ITEMS IS DEFINED AS NET INTEREST INCOME, EXCLUDING SYSTEM UPGRADE REVENUE WAIVED, ACQUISITION COSTS, CONTRACT NEGOTIATION FEES, PEOPLES BANK FOUNDATION, INC. CONTRIBUTION. SEVERANCE COSTS, COVID-19-RELATRD EXPENSES AND PENSION SETTLEMENT CHARGES, PLUS THE PROVISION FOR LOAN LOSSES, REFUND OF CONTRACT NEGOTIATION FEES AND ALL GAINS AND/OR LOSSES INCLUDED IN THE EARNINGS. PPNR EXCLUDES INCOME TAX EXPENSE. AS A RESULT, PPNR REPRESENTS THE EARNINGS CAPACITY THAT CAN BE RETAINED IN ORDER TO BUILD CAPITAL OR USED TO ABSORB UNEXPECTED LOSSES AND PRESERVE EXISTING CAPITAL. G:\Data\marketing\HUSAIN\INVESTOR DECK Q4 2021\INVESTOR DECK\DAVIDS FILES\Q4 2021_Appendix Revise_page 41 Appendix 2 ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 Income before income taxes 24,178$ 14,816$ 45,282$ 57,203$ 54,941$ 65,358$ 42,646$ 58,655$ Add: System upgrade revenue waived – – 85 – – – – – Add: Acquisition-related expenses 4,752 10,722 – 341 7,262 7,287 489 21,420 Add: COVID-19 related expenses – – – – – – 1,332 1,248 Add: System upgrade costs – – 1,259 – – – – – Add: Contract negotiation expenses – – – – – – – 1,248 Add: Other non-core costs 298 592 – – – 270 1,055 579 Add: Pension settlement charges 1,400 459 – 242 267 – 1,054 143 Add: Provision for loan/credit losses 339 14,097 3,539 3,772 5,448 2,504 26,254 – Add: Loss on debt extinguishment – 520 707 – – – – – Add: Loss on OREO 68 529 34 116 35 98 120 34 Add: Loss on securities – – 1 – 147 – 368 2,046 Add: Loss on other assets 430 696 427 – 469 692 170 459 Add: Loss on other transactions – 43 – – 76 – – – Less: Recovery of loan losses – – – – – – – 280 Less: Gain on OREO – – – – 14 – – 315 Less: Gains on securities 398 729 931 2,983 1 164 – 1,184 Less: Gains on other assets – – 35 28 76 8 – 462 Less: Gains on other transactions 67 – – 25 168 – – 1,504 Pre-provision net revenue 31,067$ 41,702$ 50,368$ 58,638$ 68,386$ 76,037$ 73,488$ 82,087$ Average assets (in millions) 2,241$ 3,112$ 3,320$ 3,510$ 3,872$ 4,222$ 4,739$ 5,673$ Pre-provision net revenue to average assets 1.39% 1.34% 1.52% 1.67% 1.77% 1.80% 1.55% 1.45%

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 42 CORE NON-INTEREST INCOME CORE NON-INTEREST EXPENSE CORE NON-INTEREST INCOME IS A FINANCIAL MEASURE USE BY PEOPLES’ RECURRING NON-INTEREST REVENUE STREAM. THIS MEASURE IS NON-US GAAP SINCE IT EXCLUDES THE IMPACT OF ALL GAINS AND/OR LOSSES, AND CORE BANKING SYSTEM CONVERSION REVENUE WAIVED CORE NON-INTEREST EXPENSE IS A FINANCIAL MEASURE USED TO EVALUATE PEOPLES’ RECURRING EXPENSE STREAM. THIS MEASURE IS NON-US GAAP SINCE IT EXCLUDES THE IMPACT OF CORE BANKING SYSTEM CONVERSION EXPENSES, ACQUISITION-RELATED EXPENSES, COVID-19-RELATED EXPENSES, CONTRACT NEGOTIATION FEES, PENSION SETTLEMENT CHARGES, AND OTHER NON-RECURRING EXPENSES.

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 43 CORE NON-INTEREST EXPENSE EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS THE EFFICIENCY RATIO IS A KEY FINANCIAL MEASURE USED TO MONITOR PERFORMANCE. THE EFFICIENCY RATIO IS CALCULATED AS TOTAL NON-INTEREST EXPENSE (LESS AMORTIZATION OF OTHER INTANGIBLE ASSETS) AS A PERCENTAGE OF FULLY TAX-EQUIVALENT NET INTEREST INCOME PLUS TOTAL NON-INTEREST INCOME EXCLUDING ALL GAINS AND LOSSES. THIS MEASURE IN NON-US GAAP SINCE IT EXCLUDES AMORTIZATION OF OTHER INTANGIBLE ASSETS, AND ALL GAINS AND/OR LOSSES INCLUDED IN EARNINGS, AND USES FULLY TAX-EQUIVALENT NET INTEREST INCOME. THE EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS IS NON-US GAAP SINCE IT EXCLUDES AMORTIZATION OF OTHER INTANGIBLE ASSETS, NON-CORE EXPENSES, SYSTEM UPGRADE REVENUE WAIVED AND ALL GAINS AND/OR LOSSES INCLUDED IN EARNINGS, AND USES FULLY TAX-EQUIVALENT NET INTEREST INCOME.

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 44 TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE PEOPLES USES TANGIBLE CAPITAL MEASURES TO EVALUATE THE ADEQUACY OF PEOPLES’ STOCKHOLDERS’. SUCH RATIOS REPRESENT NON-US GAAP FINANCIAL MEASURES SINCE THE CALCULATION REMOVES THE IMPACT OF GOODWILL AND OTHER INTANGIBLE ASSETS ACQUIRED THROUGH ACQUISITIONS ON BOTH TOTAL STOCKHOLDERS’ EQUITY AND TOTAL ASSETS. MANAGEMENT BELIEVES THIS INFORMATION IS USEFUL TO INVESTORS SINCE IT FACILITATES THE COMPARISON OF PEOPLES’ OPERATING PERFORMANCE, FINANCIAL CONDITION AND TRENDS TO PEERS, ESPECIALLY THOSE WITHOUT A LEVEL OF INTANGIBLE ASSETS SIMILAR TO THAT OF PEOPLES. THE FOLLOWING TABLE RECON- CILES THE CALCULATION OF THESE NON-USGAAP FINANCIAL MEASURES TO AMOUNTS REPORTED IN PEOPLES’ CONSOLIDATED FINANCIAL STATEMENTS.

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 45(a) Tax effect is calculated using a 21% federal statutory tax rate for the 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. TANGIBLE EQUITY TO TANGIBLE ASSETS AND TANGIBLE BOOK VALUE PER SHARE RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS THE RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS REPRESENTS A NON-US GAAP FINANCIAL MEASURE SINCE IT EXCLUDES THE RELEASE OF THE DEFERRED TAX ASSET VALUATION ALLOWANCE, THE IMPACT OF THE TAX CUTS AND JOBS ACT ON THE REIMBURSEMENT OF DEFERRED TAX ASSETS AND DEFERRED TAX LIABILITIES, AND THE AFTER-TAX IMPACT OF ALL GAINS AND LOSSES, PEOPLES BANK FOUNDATION, INC. CONTRIBUTION, SEVERANCE COSTS, COVID-19-RELATD EXPENSES, ACQUISITION-RELATED EXPENSES, CONTRACT NEGOTIATION FEES, AND PENSION SETTLEMENT CHARGES. G:\Data\marketing\HUSAIN\INVESTOR DECK Q4 2021\INVESTOR DECK\DAVIDS FILES\Q4 2021_Appendix Revise_page 41 Appendix 6 ($ in Thousands) FY-14 FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 Annualized net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 47,734$ Total average assets 2,240,534 3,111,853 3,320,447 3,510,274 3,871,832 4,222,482 4,739,289 5,672,607 Return on average assets 0.74% 0.35% 0.94% 1.10% 1.19% 1.27% 0.73% 0.84% Return on average assets adjusted for non-core items: Net income 16,684$ 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 47,734$ Add: core banking system conversion revenue waived – – 85 – – – – – Less: tax effect of core banking system conversion revenue waived – – 30 – – – – – Add: net loss on investment securities – – – – 146 – 368 862 Less: tax effect of net loss on investment securities – – – – 31 – 77 181 Less: net gain on investment securities 398 729 930 2,983 – 164 – – Add: tax effect of net gain on investment securities 139 255 325 1,044 – 34 – – Less: net gain on assets disposals and other transactions - - - - – – – 1,325 Add: tax effect of net gain on asset disposals and other transactions - - - - – – – 278 Add: net loss on asset disposals 430 1,788 1,133 63 334 782 290 – Less: tax effect on net loss on asset disposals 150 626 397 22 70 164 61 – Add: system conversion expenses – – 1,259 – – – – – Less: tax effect on system conversion expense – – 441 – – – – – Add: acquisition-related expenses 4,752 10,722 – 341 7,262 7,287 489 21,420 Less: tax effect on acquisition-related expenses 1,663 3,753 – 119 1,525 1,530 103 4,498 Add: pension settlement charges 1,400 459 – 242 267 – 1,054 143 Less: tax effect on pension settlement charges 490 161 – 85 56 – 221 30 Add: COVID-19 expenses – – – – – – 1,332 1,248 Less: tax effect on COVID-19 expenses – – – – – – 280 262 Add: other non-core charges 298 592 – – – 270 1,055 579 Less: tax effect on other non-core charges 104 207 – – – 57 222 122 Add: contract negotiation fees - – – – – – – 1,248 Less: tax effect on contract negotiation fees - – – – – – – 262 Less: release of deferred tax asset valuation – – – – 805 – – – Less: impact of Tax Cuts and Jobs Act on deferred tax liability – – – – 705 – – – Add: impact of Tax Cuts and Jobs Act on deferred tax assets – – – 897 - – – – Net income adjusted for non-core items 20,898$ 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 40,319$ 64,860$ Total average assets 2,240,534 3,111,853 3,320,447 3,510,274 3,871,832 4,222,482 4,739,289 5,672,607 Return on average assets adjusted for non-core items 0.93% 0.62% 0.97% 1.08% 1.32% 1.42% 0.85% 1.14%

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 46 (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY THE RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS REPRESENTS A NON-US GAAP FINANCIAL MEASURE SINCE IT EXCLUDES THE RELEASE OF THE DEFERRED TAX ASSET VALUATION ALLOWANCE, THE IMPACT OF THE TAX CUTS AND JOBS ACT ON THE REMEASUREMENT OF DEFERRED TAX ASSETS AND DEFERRED TAX LIABILITIES, AND THE AFTER-TAX IMPACT OF ALL GAINS AND LOSSES, PEOPLES BANK FOUNDATION, INC. CONTRIBUTION, SEVERANCE COSTS, COVID-19-RELATED EXPENSES, ACQUISITION-RELATED EXPENSES. CONTRACT NEGOTIATION FEES AND PENSION SETTLEMENT CHARGES.

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 47 RETURN ON AVERAGE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS (a) Tax effect is calculated using a 21% federal statutory tax rate for the 2021, 2020, 2019 and 2018 periods and 35% federal statutory rate for all other periods shown. G:\Data\marketing\HUSAIN\INVESTOR DECK Q4 2021\INVESTOR DECK\DAVIDS FILES\Q4 2021_Appendix Revise_page 41 Appendix 7 ($ in Thousands) FY-15 FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 Return on average equity adjusted for non-core items: Net income 10,941$ 31,157$ 38,471$ 46,255$ 53,695$ 34,767$ 47,734$ Add: core banking system conversion revenue waived – 85 – – – – – Less: tax effect of core banking system conversion revenue waived (a) – 30 – – – – – Add: net loss on investment securities – – – 146 – 368 862 Less: tax effect of net loss on investment securities (a) – – – 31 – 77 181 Less: net gain on investment securities 729 930 2,983 – 164 – – Add: tax effect of net gain on investment securities (a) 255 325 1,044 – 34 – – Less: net gain on assets disposals and other transactions - - - – – – 1,325 Add: tax effect of net gain on asset disposals and other transactions - - - – – – 278 Add: net loss on asset disposals 1,788 1,133 63 334 782 290 – Less: tax effect on net loss on asset disposals (a) 626 397 22 70 164 61 – Add: system conversion expenses – 1,259 – – – – – Less: tax effect on system conversion expense (a) – 441 – – – – – Add: acquisition-related expenses 10,722 – 341 7,262 7,287 489 21,420 Less: tax effect on acquisition-related expenses (a) 3,753 – 119 1,525 1,530 103 4,498 Add: pension settlement charges 459 – 242 267 – 1,054 143 Less: tax effect on pension settlement charges (a) 161 – 85 56 – 221 30 Add: COVID-19 expenses – – – – – 1,332 1,248 Less: tax effect on COVID-19 related expenses (a) – – – – – 280 262 Add: other non-core charges 592 – – – 270 1,055 579 Less: tax effect on other non-core charges (a) 207 – – – 57 222 122 Add: contract negotiation fees – – – – – – 1,248 Less: tax effect on contract negotiation expenses (a) – – – – – – 262 Less: release of deferred tax asset valuation – – – 805 – – – Less: impact of Tax Cuts and Jobs Act on deferred tax liability – – – 705 – – – Add: impact of Tax Cuts and Jobs Act on deferred tax assets – – 897 – – – – Net income adjusted for non-core items 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 38,391$ 66,832$ Average tangible equity 407,296 432,666 450,379 488,139 566,123 575,386 656,633 Return on average equity adjusted for non-core items 4.73% 7.43% 8.40% 10.46% 10.63% 6.67% 10.18% Net income adjusted for non-core items 19,281$ 32,161$ 37,849$ 51,072$ 60,153$ 38,391$ 66,832$ Average tangible equity 263,283 284,685 305,683 330,024 392,594 393,860 421,950 Return on average tangible equity adjusted for non-core items 7.32% 11.30% 12.38% 15.48% 15.32% 9.75% 15.84% THE RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS REPRESENTS A NON-US GAAP FINANCIAL MEASURE SINCE IT EXCLUDES THE RELEASE OF THE DEFERRED TAX ASSET VALUATION ALLOWANCE, THE IMPACT OF THE TAX CUTS AND JOBS ACT ON THE REMEASUREMENT OF DEFERRED TAX ASSETS AND DEFERRED TAX LIABILITIES, AND THE AFTER-TAX IMPACT OF ALL GAINS AND LOSSES, PEOPLES BANK FOUNDATION, INC. CONTRIBUTION, SEVERANCE COSTS, COVID-19-RELATED EXPENSES, ACQUISITION-RELATED EXPENSES. CONTRACT NEGOTIATION FEES AND PENSION SETTLEMENT CHARGES. THE RETURN ON AVERAGE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS REPRESENTS A NON-US GAAP FINANCIAL MEASURE SINCE IT EXCLUDES THE RELEASE OF THE DEFERRED TAX ASSET VALUATION ALLOWANCE, THE IMPACT OF THE TAX CUTS AND JOBS ACT ON THE REMEASUREMENT OF DEFERRED TAX ASSETS AND DEFERRED TAX LIABILITIES, AND AFTER-TAX IMPACT OF ALL GAINS AND LOSSES, OTHER NON-CORE CHARGES, PEOPLES BANK FOUNDATION, INC. CONTRIBUTION, SEVERANCE COSTS, COVID-19 RELATED EXPENSES, ACQUISITION-RELATED EXPENSES, CONTRACT NEGOTIATION FEES, AND PENSION SETTLEMENT CHARGES.

peoplesbancorp.com Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc. The three arched ribbons logo and Working Together. Building Success.® are federally registered services marks of Peoples Bank. CHUCK SULERZYSKI President and Chief Executive Officer P: 740.374.6163 Chuck.Sulerzyski@pebo.com KATIE BAILEY Executive Vice President Chief Financial Officer and Treasurer P: 740.376.7138 Kathryn.Bailey@pebo.com